UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2018

Sykes Enterprises, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive, Suite 2800, Tampa, Florida	33602

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 274-1000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On February 26, 2018, Sykes Enterprises, Incorporated (the “Company”) issued a press release announcing its unaudited financial results for the three months and year ended December 31, 2017 (the “Original Press Release”). The Original Press Release was furnished by the Company as an exhibit to its current report on Form 8-K dated February 26, 2018 (the “Original 8-K”).

In the Original Press Release, in the sixth bullet under the “Fourth Quarter 2017 Financial Highlights” the Company inadvertently stated “On a non-GAAP basis, fourth quarter 2017 diluted earnings per share were $0.48 versus $0.52 in the same period last year” rather than “On a non-GAAP basis, fourth quarter 2017 diluted earnings per share were $0.47 versus $0.52 in the same period last year”, which was correctly reflected in Exhibit 6. Additionally, on Exhibit 1 the number of weighted average diluted common shares outstanding for the three months ended December 31, 2017 should be 41,888 rather than 41,927. No other reported amounts were affected.

The Company has revised the Original Press Release solely for the purpose of correcting the previously disclosed statement regarding the non-GAAP fourth quarter 2017 diluted earnings per share and the number of weighted average diluted common shares outstanding for the three months ended December 31, 2017 (the “Corrected Press Release”) and is furnishing the Corrected Press Release pursuant to this current report on Form 8-K/A.

Item 2.02. Results of Operations and Financial Condition.

A copy of the Corrected Press Release, reflecting the changes described in the Explanatory Note above, is attached as Exhibit 99.1 and incorporated by reference herein. The Company is publishing the Corrected Press Release on its website located at http://investor.sykes.com/company/investors/investor-news/default.aspx.

Neither the information reported herein nor the Corrected Press Release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is included with this Report:

Exhibit  99.1    Press release, dated February 28, 2018, announcing the financial results for the three months and year ended December 31, 2017.

Exhibit 99.2    Press release, dated February  28, 2018, announcing the corrected and replaced financial results for the three months and year ended December 31, 2017.

(Remainder of page intentionally left blank.)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED

By:	/s/ John Chapman
John Chapman Executive Vice President and Chief Financial Officer

Date: February 28, 2018